UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 30, 2008
STAR RESORTS DEVELOPMENT INC.
(Exact name of registrant as specified in its charter)
Nevada	000-52449	98-0521492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 Brickell Ave. #1550, Miami, FL 33131
(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code	305-728-5254
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

We have issued three convertible promissory notes to Blue Mint Exploration Inc. as follows:

Date	Amount
February 19, 2008	$500,000
April 3, 2008	$500,000
May 22, 2008	$300,000
$1,300,000.00

Each note is payable at 9% interest payable semi annually, 180 days from the issue date of each note with subsequent payments being due and payable on the first day of the month every six months thereafter. On October 30, 2008, Blue Mint agreed to suspend the interest payments payable on each note until such time as is mutually agreed upon by the two parties.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Deferral of Interest Agreement dated October 30, 2008 with Blue Mint Exploration Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR RESORTS DEVELOPMENT INC.

/s/ James Pierce

____________________________________

James Pierce

Chief Financial Officer

Date: October 30, 2008